Container Purchases	12 Months Ended
Dec. 31, 2015
Container Purchases

(4) Container Purchases

In 2014, the Company concluded five separate purchases totaling approximately 33,400 containers that it had been managing for institutional investors, including related net investment in direct financing and sales-type leases, for total purchase consideration of $48,244 (consisting of cash of $48,088 and elimination of the Company’s intangible asset for the management rights relinquished of $156. The total purchase price, which was allocated based on the fair value of the assets and liabilities acquired, was recorded as follows:

Containers, net	$45,927
Net investment in direct financing and sales-type leases	2,317

$48,244